UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________________

FORM 8-K

____________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 24, 2007

PURCHASE POINT MEDIA CORPORATION
(Exact name of Registrant as Specified in Charter)

Minnesota	000-25385	41-1853993
(State of Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6950 Central Highway, Pennsauken, NJ  08109
(Address of principal executive offices, including zip code)

(856) 488-9333
(Registrant's telephone number, including area code)

1100 Melville Street, Suite 320, Vancouver, BC Canada  V6E 4AG
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement

On April 24, 2007, as previously reported, Purchase Point Media Corporation (“PPMC”, the “Company”, “we”, or “us” or, in the context of Company operations following the acquisition of Power Sports Factory, Inc., “PSF” or “Power Sports Factory”) entered into a Share Exchange and Acquisition Agreement (the “Share Exchange Agreement”), by and among PPMC, Power Sports Factory, Inc., a Delaware corporation (“PSF”), and the shareholders of PSF. The Share Exchange Agreement provided for our acquiring all of the outstanding shares of PSF in exchange for shares of PPMC Common Stock. We have filed Information Statements under the Securities Exchange Act of 1934, as amended, with regard to a 1:20 reverse split (the “Reverse Split”) of outstanding common stock in connection with the Share Exchange Agreement, as well as changing our name to Power Sports Factory, Inc.

On May 14, 2007, the Company issued 60,000,000 shares of Common Stock to Stanislav Rubakh, the major shareholder of PSF, and on August 31, 2007, entered into an amendment (the “Amendment”) to the Share Exchange Agreement, that provided for a completion of the acquisition of PSF at a closing (the “Closing”) held on September 5, 2007. At the closing the Company issued 1,650,000 shares of a new Series B Convertible Preferred Stock (the “Preferred Stock”) to the shareholders of PSF, to complete the acquisition of PSF by us.  Each share of Preferred Stock is convertible into 10 shares of our Common Stock following effectiveness of the Reverse Split, at which time, each share of Preferred Stock is automatically converted into 10 shares of Common Stock

FOR THE FULL TERMS OF THE SHARE EXCHANGE AND ACQUISITION AGREEMENT AND THE AMENDMENT THERETO, PLEASE REFER TO THE COPIES OF THESE AGREEMENTS FILED AS EXHIBITS 10(g) and 10(h) TO THIS REPORT.

ITEM 3.02    Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount(1)	Purchaser	Principal Underwriter	Total Offering Price/Underwriting Discounts
May 14, 2007	60,000,000 shares of common stock	Stanislav Rubakh, principal shareholder of Power Sports Factory, Inc.	NA	Consideration consisted of shares of Power Sports Factory, Inc. assigned to the Company at closing on September 5, 2007 by the holder of such shares/NA
Series B Convertible Preferred Stock Issuances
September 5, 2007
1,650,000 shares of Series B Convertible Preferred Stock, each share of which is convertible into 10 shares of Common Stock following the effectiveness of the 1-for 20 Reverse Split described in Preliminary Information Statements filed with the Securities and Exchange Commission.
		14 shareholders of Power Sports Factory, Inc.	NA	Consideration consisted of shares of Power Sports Factory, Inc. assigned to the Company at closing on September 5, 2007 by holders of such shares/NA
May 22 and September 5, 2007.
6% Note due August 15, 2007, in principal amount of $200,000, which, following the September 5, 2007 closing of the acquisition of Power Sports Factory, Inc. was converted into 40,716 shares of Series B Convertible Preferred Stock
		Private investor.	NA	$200,000/NA
September 5, 2007
Following closing of acquisition of Power Sports Factory, Inc., 200,000 shares of Series B Convertible Preferred Stock issued to Albert Folsom in exchange for cancellation of debt in the amount of $1,000,000
		Company executive.	NA	$1,000,000/NA

September 5, 2007	Following closing of acquisition of Power Sports Factory, Inc., 12,600 shares of Series B Convertible Preferred Stock	Real estate development consultant.	NA	$63,000/NA
September 5, 2007	Following closing of acquisition of Power Sports Factory, Inc., 22,000 shares of Series B Convertible Preferred Stock	Seven employees.	NA	$66,000/NA
September 5, 2007	Following closing of acquisition of Power Sports Factory, Inc., 25,000 shares of Series B Convertible Preferred Stock	Financial consultant.	NA	$75,000/NA
September 5, 2007	Following closing of acquisition of Power Sports Factory, Inc., 60,000 shares of Series B Convertible Preferred Stock	Financial consultant.	NA	$180,000/NA
September 5, 2007	Following closing of acquisition of Power Sports Factory, Inc., 110,000 shares of Series B Convertible Preferred Stock	Business development consultant.	NA	$330,000/NA
September 5, 2007	Following closing of acquisition of Power Sports Factory, Inc., 20,000 shares of Series B Convertible Preferred Stock	Marketing consultant	NA	$60,000/NA
September 5, 2007	Following closing of acquisition of Power Sports Factory, Inc., 20,000 shares of Series B Convertible Preferred Stock	Sales/sponsorship consultant	NA	$60,000/NA
September 5, 2007	Following closing of acquisition of Power Sports Factory, Inc., 6,000 shares of Series B Convertible Preferred Stock	Technology consultant.	NA	$18,000/NA
September 5, 2007	Following closing of acquisition of Power Sports Factory, Inc., 1,000 shares of Series B Convertible Preferred Stock	Equity incentive to lender.	NA	$3,000/NA

(1) The issuances to consultants, investors and employees are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D or Rule 701 promulgated by the SEC under the Securities Act.

ITEM 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Officers and Election of Directors

On September 5, 2007, the Board of Directors of the Company amended our By-Laws to provide that the number of directors constituting the entire Board be fixed at five, appointed Stanislav Rubakh as our President and Acting Chief Financial Officer, and elected Mr. Rubakh as a director of the Company to fill one of the two newly-created directorships.  At this Board meeting, Steven Kempenich was also appointed as our Chief Executive Officer and Acting Secretary and was elected to the second newly-created directorship.

Stanislav Rubakh  Founder and President

Steve Rubakh,  age 46, founded Power Sports Factory, Inc., in June, 2003 and currently serves as the President. Prior to founding Power Sports Factory, Mr. Rubakh was the founder of International Parking Concepts specializing in providing services to the hospitality industry. From 1987 to 1992 Mr. Rubakh was the owner and operator of Gold Connection, a fine gem retail operation in Atlantic City.  Mr. Rubakh attended both Community College of Philadelphia and Temple University majoring in business administration.

Steven A. Kempenich – Chief Executive Officer

Steven A. Kempenich, age 36, joined Power Sports Factory On June 4, 2007. Prior to joining Power Sports Factory, Mr. Kempenich was the Vice President of Business Development and Finance for ICON International, Inc. from July of 2002 until June of 2007. From 1999 until joining ICON International, Mr. Kempenich was the Portfolio Manager and Managing Partner for Gentex Asset Management and SAK Capital, LLC. Mr. Kempenich received a Bachelor of Science in Finance, Investments and Entrepreneurial Studies from Babson College in 1992 and a Masters in Business Administration from Harvard University Graduate School of Business Administration in 1996. On February 25, 2004, Mr. Kempenich consented without admitting or denying guilt to a NYSE hearing panel finding that he accepted a post-execution trade into a firm account that was deemed by the NYSE panel as improper. As a result, the NYSE imposed, which Mr. Kempenich consented to, a penalty of a censure, two-month bar and an undertaking to cooperate with the NYSE in connection with any disciplinary proceeding arising from this matter. The SEC and the NASD did not pursue any action regarding this matter.

ITEM 5.03    Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year

Series B Convertible Preferred Stock

On September 4, 2007, we amended our Articles of Incorporation through action by our Board of Directors to designate a new class of 3,000,000 shares of Series B Convertible Preferred Stock, no par value.  The Preferred Stock is automatically converted into Common Stock of the Company at the rate of 10 shares of Common Stock for each share of Preferred Stock on and after the effective date of the 1-for-20 reverse split of our Common Stock detailed in our Preliminary Information Statement filings with the Securities and Exchange Commission.

Increase in the Number of Directors

Effective September 5, 2007, we amended our By-Laws to provide that the number of directors constituting the entire Board of Directors be fixed at five.  Prior to this amendment, the Board consisted of three directors.

FOR THE FULL TERMS OF THE STATEMENT OF DESIGNATIONS FOR THE SERIES B CONVERTIBLE PREFERRED STOCK AND THE AMENDMENT TO OUR BY-LAWS, PLEASE REFER TO THE COPIES OF THESE DOCUMENTS FILED AS EXHIBITS 3(a)(2) AND 3(b)(2), RESPECTIVELY, TO THIS REPORT.

ITEM 7.01    Regulation FD Disclosure

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Throughout this report, we make statements that may be deemed "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events, outcomes and other matters that we plan, expects, intend, assume, believe, budget, predict, forecast, project, estimate or anticipate (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this report.

Power Sports Factory, Inc., is a Delaware corporation formed in June, 2003, that imports, markets, distributes and sells motorcycles and scooters. The Company’s product has been marketed mainly under the “Strada” and “Yamati” brands and is imported from China.  The majority of the scooters range in size from 50cc to 200cc.  On May 15, 2007, PSF signed an exclusive licensing agreement with Andretti IV, LLC.  This agreement allows PSF to use the Andretti name to brand scooters for the next 10 years.

Risk Factors

The Company’s products are subject to extensive international, federal, state and local safety, environmental and other government regulation that may require the Company to incur expenses, modify product offerings or cease all or portions of its business in order to maintain compliance with the actions of regulators.

Power Sports Factory must comply with numerous federal and state regulations governing environmental and safety factors with respect to its products and their use. These various governmental regulations generally relate to air, water and noise pollution, as well as safety standards. If Power Sports Factory is unable to obtain the necessary certifications or authorizations required by government standards, or fail to maintain them, business and future operations would be harmed seriously.

Use of motorcycles and scooters in the United States is subject to rigorous regulation by the Environmental Protection Agency (“EPA”), and by state pollution control agencies. Any failure by the Company to comply with applicable environmental requirements of the EPA or state agencies could subject the Company to administratively or judicially imposed sanctions such as civil penalties, criminal prosecution, injunctions, product recalls or suspension of production. Additionally, the Consumer Product Safety Commission exercises jurisdiction when applicable over the Company’s product categories.

The Company’s business and facilities also are subject to regulation under various federal, state and local regulations relating to the sale of its products, operations, occupational safety, environmental protection, hazardous substance control and product advertising and promotion. Failure to comply with any of these regulations in the operation of the business could subject the Company to administrative or legal action resulting in fines or other monetary penalties or require the Company to change or cease business.

A significant adverse determination in any material product liability claim against the Company could adversely affect its operating results or financial condition.

Accidents involving personal injury and property damage occur in the use of the Company‘s products.  It is the Company’s policy to vigorously defend against these actions. Product liability insurance is presently maintained by the Company on a “claims made” basis in the amount of $1,000,000 per occurrence and $2,000,000 in the general aggregate. While Power Sports Factory does not have any significant pending product liability litigation, no assurance can be given that material product liability claims against Power Sports Factory will not be made in the future. Adverse determination of material product liability claims made against Power Sports Factory or a lapse in coverage could adversely affect its operating results or financial condition.

Significant repair and/or replacement with respect to product warranty claims or product recalls could have a material adverse impact on the results of operations.

The Company provides a limited warranty for its products for a period of twelve months.  The Company may provide longer warranties in certain geographical markets as determined by local regulations and market conditions.  Although the Company requires that its manufacturing partners employ quality control procedures, sometimes a product is distributed which needs repair or replacement. The Company’s standard warranties require the Company or its dealers to repair or replace defective products during such warranty periods at no cost to the consumer.

The Company’s business is subject to seasonality and weather conditions that may cause quarterly operating results to fluctuate materially.

Motorcycle and scooter sales in general are seasonal in nature since consumer demand is substantially lower during the colder season in North America. Power Sports Factory may endure periods of reduced revenues and cash flows during off-season months and be required to lay off or terminate some employees from time to time. Building inventory during the off-season period could harm financial results if anticipated sales are not realized. Further, if a significant number of dealers are concentrated in locations with longer or more intense cold seasons, or suffer other weather conditions, such as Katrina on the Gulf Coast, a lack of consumer demand may impact adversely the Company’s financial results.

Power Sports Factory faces intense competition, including competition from companies with significantly greater resources, and if Power Sports Factory is unable to compete effectively with these companies, market share may decline and business could be harmed.

The motorcycle and scooter industry is highly competitive. The Company’s competitors include specialty companies as well as large motor vehicle companies with diversified product lines. Competitors of the company in the motorcycle and scooter category include Honda, Yamaha, Piaggio/Vespa, Keeway, Segway and Vento. A number of our competitors have significantly greater financial, technological, engineering, manufacturing, sales, marketing and distribution resources than Power Sports Factory. Their greater capabilities in these areas may enable them to better withstand periodic downturns in the recreational vehicle industry, compete more effectively on the basis of price and production and more quickly develop new products. In addition, new companies may enter the markets in which Power Sports Factory competes, further increasing competition. Power Sports Factory believes its ability to compete successfully depends on a number of factors including the strength of licensed brand names, effective advertising and marketing, impressive design, high quality, and value. In addition, Power Sports Factory’s products compete with many other products for the discretionary spending of consumers.

Additionally, our manufacturers may have relationships with our competitors in some or all markets or product lines.  Pricing and supply commitments may be more favorable to our competitors.  Power Sports Factory may not be able to compete successfully in the future, and increased competition may adversely affect our financial results.

Termination or interruption of informal supply arrangements could have a material adverse effect on the Company’s business or results of operations.

We have formal and informal manufacturing and supply relationships with firms domestically and internationally.  If any of these relationships were terminated, Power Sports Factory could experience an interruption in the supply of products that would adversely affect Power Sports Factory’s ability to deliver goods to the market in a timely fashion or not at all. Profitable alternatives may be delayed or not possible.  In some or all of our product lines, we have single source supply relationships. Strikes, technology failures, subcontractors issues, lapses in quality control, extreme weather and other acts of God,  fuel shortages, customs delays, homeland security issues, terrorism, war and other factors can interrupt our supply chain.  Power Sports Factory has experienced delays in its supply chain in the past.

We may have exclusive manufacturing relationships that could materially affect our costs and manner in which we operate.

We are currently negotiating for exclusive design and products from manufacturers that, in addition to other terms, will require us to make minimum purchase commitments.  If we do not make the minimum amount of purchases under the agreement, we may lose our exclusive rights to certain products and designs.  Additionally we may have to agree to offer reciprocal purchasing exclusivity which could increase risks associated with single source supplying such as pricing, quality control, timely delivery and market acceptance of designs.

We have an exclusive licensing arrangement for a significant portion of our product offering.

Our exclusive marketing arrangement with Andretti IV, LLC., requires us to sell a minimum amount of units per year.  If we do not sell the minimum amount required under the agreement, we may lose our exclusive license.  Our licensing fee is a fixed cost according to the agreement which may cause us to be inflexible in our pricing structure.

Our business is subject to risks associated with offshore manufacturing.

We import motorcycles and scooters into the United States from China for resale. All of our import operations are subject to tariffs and quotas set by the U.S. and Chinese governments through mutual agreements or bilateral actions. In addition, China, where our products are manufactured may from time to time impose additional new quotas, duties, tariffs or other restrictions on our imports or exports, or adversely modify existing restrictions. Adverse changes in these import costs and restrictions, or on our suppliers’ failure to comply with customs regulations or similar laws, could harm our business.

Our operations are also subject to the effects of international trade agreements and regulations such as the North American Free Trade Agreement, the Caribbean Basin Initiative and the European Economic Area Agreement, and the activities and regulations of the World Trade Organization. Trade agreements can also impose requirements that adversely affect our business, such as setting quotas on products that may be imported from a particular country into our key market, the United States. In fact, some trade agreements can provide our competitors with an advantage over us, or increase our costs, either of which could have an adverse effect on our business and financial condition.

In addition, the recent elimination of quotas on World Trade Organization member countries by 2005 could result in increased competition from developing countries which historically have lower labor costs, including China. This increased competition, including from competitors who can quickly create cost and sourcing advantages from these changes in trade arrangements, could have an adverse effect on our business and financial condition.

Our ability to import products in a timely and cost-effective manner may also be affected by problems at ports or issues that otherwise affect transportation and warehousing providers, such as labor disputes or increased U.S. homeland security requirements. These issues could delay importation of products or require us to locate alternative ports or warehousing providers to avoid disruption to our customers. These alternatives may not be available on short notice or could result in higher transit costs, which could have an adverse impact on our business and financial condition.

Our international operations expose us to political, economic and currency risks.

All of our products came from sources outside of the United States. As a result, we are subject to the risks of doing business abroad, including:

•	currency fluctuations;

•	changes in tariffs and taxes;

•	political and economic instability; and

•	disruptions or delays in shipments.

Changes in currency exchange rates may affect the relative prices at which we are able to manufacture products and may affect the cost of certain items required in our operation, thus possibly adversely affecting our profitability.

There  are  inherent  risks  of  conducting  business  internationally. Language barriers,  foreign  laws  and  customs  and  duties  issues all have a potential negative  effect  on  our  ability to transact business by importation of textile products into the United States.  We  may  be  subject  to  the  jurisdiction of the government and/or private litigants in foreign countries where we transact business, and we may be forced  to  expend funds to contest legal matters in those countries in disputes with  those  governments  or  with  customers  or  suppliers.

We may suffer from infringements or piracy on our trademarks, designs, brands or products.

We may suffer from infringements or piracy on our trademarks, designs, brands or products in the US or globally.  Some jurisdictions may not honor our claims to our intellectual properties. In additional, we may not have sufficient legal resources to police or enforce our rights in such circumstances.

 Unfair trade practices or government subsidization may impact our ability to compete profitably.

In an effort to penetrate markets in which the Company competes, some competitors may sell products at very low margins, or below cost, for sustained periods of time in order to gain market share and sales.  Additionally, some competitors may enjoy certain governmental subsidations that allow them to  compete at substantially lower prices.  These events could substantially impact our ability to sell our product at profitable prices.

If Power Sports Factory markets and sells its products in international markets, Power Sports Factory will be subject to additional regulations relating to export requirements, environmental and safety matters, and marketing of the products and distributorships, and Power Sports Factory will be subject to the effect of currency fluctuations in those markets, all of which could increase the cost of selling products and substantially impair the ability to achieve  profitability in foreign markets.

As a part of the Company’s marketing strategy, Power Sports Factory markets and sells its products internationally. In addition to regulation by the U.S. government, those products will be subject to environmental and safety regulations in each country in which Power Sports Factory markets and sells. Regulations will vary from country to country and will vary from those of the United States. The difference in regulations under U.S. law and the laws of foreign countries may be significant and, in order to comply with the laws of these foreign countries, Power Sports Factory may have to implement manufacturing changes or alter product design or marketing efforts. Any changes in Power Sports Factory’s business practices or products will require response to the laws of foreign countries and will result in additional expense to the Company.

Additionally, Power Sports Factory may be required to obtain certifications or approvals by foreign governments to market and sell the products in foreign countries. Power Sports Factory may also be required to obtain approval from the U.S. government to export the products. If Power Sports Factory is delayed in receiving, or is unable to obtain import or export clearances, or if Power Sports Factory is unable to comply with foreign regulatory requirements, Power Sports Factory will be unable to execute its complete marketing strategy.

Power Sports Factory plans to significantly increase operating expenses related to advertising and the expansion of sales and support departments.

Because of our intent to launch the Andretti brand, we expect to spend significant dollars in advertising and promotions introducing and maintaining visibility of the brand in the marketplace assuming that the financial resources are available to do so.  We also intend to add significant personnel to our sales and support departments.  In the event that our advertising campaigns are not successful, and we do not realize significant increases in revenues, our corresponding S,G&A costs may result in operating losses.

Power Sports Factory will require additional financing to sustain operations and without it, Power Sports Factory may not be able to continue operations.

The inability to raise additional working capital at all or to raise it in a timely manner may negatively impact the ability to fund the operations, to generate revenues, and to otherwise execute the business plan, leading to the reduction or suspension of the operations and ultimately termination of the business. If capital resources are insufficient, Power Sports Factory will have to raise additional funds. Power Sports Factory may need additional funds to continue operations, pursue business opportunities, to react to unforeseen difficulties or to respond to competitive pressures. Power Sports Factory cannot assure you that any financing arrangements will be available in adequate amounts or on acceptable terms, if at all. If additional financing is not available when required or is not available on acceptable terms, Power Sports Factory may be unable to fund its business needs,  which could have a material adverse effect on the business.  If Power Sports Factory chooses to raise additional funds through the issuance of equity securities, you may experience significant dilution of your ownership interest, and holders of the additional equity securities may have rights senior to those of the holders of the common stock. If Power Sports Factory obtains additional financing by issuing debt securities, the terms of these securities could restrict or prevent the Company from paying dividends and could limit flexibility in making business decisions.

Power Sports Factory’s plan to grow will place strains on the management team and other Company resources to both implement more sophisticated managerial, operational, technological and financial systems, procedures and controls and to train and manage the personnel necessary to implement those functions. The inability to manage growth could impede the ability to generate revenues and profits and to otherwise implement the business plan and growth strategies, which would have a negative impact on business.

If Power Sports Factory fails to effectively manage growth, the financial results could be adversely affected. Growth may place a strain on the management systems and resources. Power Sports Factory must continue to refine and expand the business development capabilities. This growth will require the Company to significantly improve and/or replace the existing managerial, operational and financial systems, procedures and controls, to improve the coordination between various corporate functions, and to manage, train, motivate and maintain a growing employee base. The Company’s performance and profitability will depend on the ability of the officers and key employees to: manage the business as a cohesive enterprise; manage expansion through the timely implementation and maintenance of appropriate administrative, operational, financial and management information systems, controls and procedures; add internal capacity, facilities and third-party sourcing arrangements as and when needed; maintain  quality controls; and attract, train, retain, motivate and effectively manage employees. The time and costs to implement these steps may place a significant strain on management personnel, systems and resources, particularly given the limited amount of financial resources and skilled employees that may be available at the time. Power Sports Factory may not be able to successfully integrate and manage new systems, controls and procedures for the business, or even if Power Sports Factory successfully integrates systems, controls, procedures, facilities and personnel, such improvements may not be adequate to support projected future operations. Power Sports Factory may never recoup expenditures incurred during its growth. Any failure to implement and maintain such changes could have a material adverse effect on the business, financial condition and results of operations.

Power Sports Factory may make acquisitions which could divert management’s attention, cause ownership dilution to stockholders and be difficult to integrate.

Given that the Company’s strategy envisions growing its business, Power Sports Factory may decide that it is in the best interest of the Company to identify, structure and integrate acquisitions that are complementary to, or accretive with, its current business model. Acquisitions, strategic relationships and investments often involve a high degree of risk. Acquisitions can place a substantial strain on current operations, financial resources and personnel.  Successful integrations may not be achieved, or customers may become dissatisfied with the Company. Power Sports Factory may also be unable to find a sufficient number of attractive opportunities, if any, to meet its objectives.

The Company’s future success depends on the ability to respond to changing consumer demands, identify and interpret trends in the industry and successfully market new products.

The motor scooter industry is subject to rapidly changing consumer demands, technological improvements and industry standards. Accordingly, Power Sports Factory must identify and interpret vehicle trends and respond in a timely manner. Demand for and market acceptance of new products are uncertain and achieving market acceptance for new products generally requires substantial product development and marketing efforts and expenditures. If Power Sports Factory does not continue to meet changing consumer demands and develop successful product lines in the future, the Company’s growth and profitability will be negatively impacted.  If radical changes in transportation technology occur, it could significantly deminish demand for our products. If Power Sports Factory fails to anticipate, identify or react appropriately to changes in product style, quality and trends or is not successful in marketing new products, Power Sports Factory could experience an inability to profitably sell its products even at lower cost margins.   These risks could have a severe negative effect on results of operations or financial condition.

The Company’s product offering is currently heavily concentrated.

The Company currently concentrates on the sale of motor scooters.  If consumer demand towards motor scooters in general, or the Company’s offerings specifically, wanes or fails to grow, our ability to sell motor scooters may be significantly impacted.

The Company’s business and the success of its products could be harmed if Power Sports Factory is unable to maintain their brand image.

Our success is heavily dependent upon the market acceptance of our Andretti and Yamati branded lines of motor scooters.  If Power Sports Factory is unable to timely and appropriately respond to changing consumer demand, the brand names and brand images Power Sports Factory distributes may be impaired. Even if Power Sports Factory reacts appropriately to changes in consumer preferences, consumers may consider those brand images to be outdated or associate those brands with styles of vehicles that are no longer popular.  We invest significantly in our branded presentation to the marketplace.  Lack of acceptance of our brands will have a material impact on the performance of the Company.

The Company’s business could be harmed if it fails to maintain proper inventory levels.
Power Sports Factory places orders with manufacturers for most products prior to the time Power Sports Factory receives customers’ orders. Power Sports Factory does this to minimize purchasing costs, the time necessary to fill customer orders and the risk of non-delivery. However, Power Sports Factory may be unable to sell the products Power Sports Factory has ordered in advance from manufacturers or that Power Sports Factory has in inventory. Inventory levels in excess of customer demand may result in inventory write-downs, and the sale of excess inventory at discounted prices could significantly impair brand image and have a material adverse effect on operating results and financial condition. Conversely, if Power Sports Factory underestimates consumer demand for its products or if its manufacturers fail to supply the quality products that Power Sports Factory requires at the time Power Sports Factory needs them, the Company may experience inventory shortages. Inventory shortages might delay shipments to customers, negatively impact retailer and distributor relationships, and diminish brand loyalty.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description
3(a)(2)	Statement of Designations of Convertible Preferred Stock, Series B, filed September 4, 2007.
3(b)(2)	Amendment to By-Laws approved August 5, 2007.
10(g)	Share Exchange and Acquisition Agreement, dated April 24, 2007, by and among the Company, Power Sports Factory, Inc., and the shareholders of Power Sports Factory, Inc.
10(h)
Amendment, dated as of August 31, 2007, to Share Exchange and Acquisition Agreement, dated April 24, 2007, by and among the Company, Power Sports Factory, Inc., and the shareholders of Power Sports Factory, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PURCHASE POINT MEDIA CORPORATION

Date: September 11, 2007	By:	/s/ Stanislav Rubakh
Stanislav Rubakh
President

EXHIBIT INDEX
Exhibit No.	Description
3(a)(2)	Statement of Designations of Convertible Preferred Stock, Series B, filed September 4, 2007.
3(b)(2)	Amendment to By-Laws approved August 5, 2007.
10(g)	Share Exchange and Acquisition Agreement, dated April 24, 2007, by and among the Company, Power Sports Factory, Inc., and the shareholders of Power Sports Factory, Inc.
10(h)
Amendment, dated as of August 31, 2007, to Share Exchange and Acquisition Agreement, dated April 24, 2007, by and among the Company, Power Sports Factory, Inc., and the shareholders of Power Sports Factory, Inc.